AVIF-SOAI SUP-3 091614

Statement of Additional Information Supplement dated September 16, 2014

The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Series I and Series II shares of the Funds listed below:

Invesco V.I. American Franchise Fund	Invesco V.I. Government Securities Fund
Invesco V.I. American Value Fund	Invesco V.I. Growth and Income Fund
Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. High Yield Fund
Invesco V.I. Comstock Fund	Invesco V.I. International Growth Fund
Invesco V.I. Core Equity Fund	Invesco V.I. Managed Volatility Fund
Invesco V.I. Diversified Dividend Fund	Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Diversified Income Fund	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Equally-Weighted S&P 500 Fund	Invesco V.I. Money Market Fund
Invesco V.I. Equity and Income Fund	Invesco V.I. S&P 500 Index Fund
Invesco V.I. Global Core Equity Fund	Invesco V.I. Small Cap Equity Fund
Invesco V.I. Global Health Care Fund	Invesco V.I. Technology Fund
Invesco V.I. Global Real Estate Fund	Invesco V.I. Value Opportunities Fund

The following information replaces in its entirety the information appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Policies and Procedures for Disclosure of Fund Holdings – Selective Disclosures – Selective Disclosure to Insurance Companies”:

“Selective Disclosure to Insurance Companies. The Holdings Disclosure Policy permits Invesco to disclose Fund Portfolio Holdings Information to Insurance Companies, upon request/on a selective basis, up to five days prior to the scheduled release dates of such information to allow the Insurance Companies to post the information on their websites at approximately the same time that Invesco posts the same information. The Holdings Disclosure Policy incorporates the Board’s determination that selectively disclosing portfolio holdings information to facilitate an insurance company’s dissemination of the information on its website is a legitimate business purpose of the Funds. Insurance Companies that wish to receive such portfolio holdings information in advance must sign a non-disclosure agreement requiring them to maintain the confidentiality of the information until the later of five business days or the scheduled release dates and to refrain from using that information to execute transactions in securities. Invesco does not post the portfolio holdings of the Funds to its website. Not all insurance companies that receive Fund portfolio holdings information provide such information on their websites. To obtain information about Fund portfolio holdings, please contact the life insurance company that issued your variable annuity or variable life insurance policy.

Upon request, Invesco may also disclose certain portfolio holding characteristic information (but not actual portfolio holdings) to insurance companies that hold shares in the Funds. Invesco makes such information available to such insurance companies prior to the release of full portfolio holdings information pursuant to confidentiality agreements.”

AVIF-SOAI SUP-3 091614